Redeemable Non-controlling Interests	12 Months Ended
Dec. 31, 2019
Redeemable Non-controlling Interests
Redeemable Non-controlling Interests

11. Redeemable Non‑controlling Interests

In January 2018, Beijing Duoke established KrAsia, which is a limited liability company in Singapore with a paid‑up share capital of US$3,000 divided into 30,000 ordinary shares. KrAsia’s principal business is operating an online platform for telecommunications, media and technology entrepreneurship, which is contemplated to be in the similar business of Beijing Duoke in Southeast Asia. Pursuant to the shareholders agreement (“SHA”) that was entered into by several institutional investors (“Investors”), Beijing Duoke, and KrAsia in March 2018, KrAsia allotted and issued redeemable convertible preference shares (“RCPS”) to the Investors (“RCPS Shareholder”) at consideration of approximately US$ 1.06 million. Upon the issuance, Beijing Duoke has approximately 56.25% equity interest in KrAsia.

According to the SHA, on the occurrence of certain events that are not within the control of KrAsia, a majority of RCPS Shareholders shall have the right to require KrAsia to redeem all the RCPS held by the RCPS Shareholders at 1.5 times of the subscription price per RCPS. Beijing Duoke provides guarantee to such redemption obligation of KrAsia to the RCPS Shareholders. Hence the Group considers KrAsia is a VIE due to the fact that the ordinary shares held by Beijing Duoke represents equity at risk which is insufficient to finance KrAsia’s expected activities without additional subordinated financial support. In addition, as the Group has the obligation to absorb all the losses and the right to receive benefits from KrAsia that could potentially be significant to KrAsia and the Group has power to direct the most significant activities of KrAsia. Therefore, the Group is considered the primary beneficiary of KrAsia and consolidates KrAsia in accordance with ASC 810, Consolidation.

As KrAsia has preference shares that could be redeemed by non‑controlling shareholders, the RCPS Shareholders, upon the occurrence of certain events that are not solely within the control of KrAsia, the RCPS are accounted for as redeemable non‑controlling interests in mezzanine equity.

In July 2019, Beijing Duoke transferred all of its 56.25% equity interest in KrAsia to 36Kr Global Holding, a subsidiary of the Group, with total consideration of US$3,000. 36Kr Global Holding subsequently acquired additional 18.75% equity interests in KrAsia from one of its RCPS, 01VC Poseidon Fund I, L.P., with total consideration of RMB 4.8 million in July 2019. Upon the completion of this transaction, 36Kr Global Holding owned 75% economic ownership in KrAsia.

As described in Note 8,in September 2019, in light of the deconsolidation of 36Kr Global Holding by the Group, the redeemable non-controlling interests from the RCPS of KrAsia was derecognized accordingly. The changes in the amount of redeemable non‑controlling interests for the year ended December 31, 2018 and 2019 are as follows:

	December 31,	December 31,
	2018	2019
	RMB’000	RMB’000
Balance at beginning of year	—	7,731
Addition	6,706	—
Accretions on the redeemable non‑controlling interests to the redemption value	1,025	1,808
Repurchase	—	(4,803)
Disposal	—	(4,736)
Balance at end of year	7,731	—